Exhibit 10.2

EXECUTION COPY

EQUITY HOLDERS’ AGREEMENT

This Equity Holders’ Agreement (this “Agreement”) is made and entered into as of September 29 2006, by and among FX Alliance Inc., a Delaware corporation (the “Company”), the holders of Common Stock of the Company (the “Common Stock”) now or hereafter listed on Schedule A hereto (the “Common Holders”), and the holders of Series A Preferred Stock of the Company listed on Schedule B hereto (each of which is referred to herein as an “Investor” and collectively as the “Investors”). The Company, the Common Holders and the Investors are individually referred to herein as a “Party” and are collectively referred to herein as the “Parties.” The Company’s Board of Directors is referred to herein as the “Board.”

WITNESSETH:

WHEREAS, TCV/FX Holding Corp. I (“TCV Holding I”) and TCV/FX Holding Corp. II (“TCV Holding II”), as wholly-owned subsidiaries of TCV VI, L.P. (“TCV VI”) and TCV Member Fund, L.P. (the “Member Fund”), respectively, and FX Alliance, LLC (“FX”) entered into that certain Class A Preferred Unit Purchase Agreement dated July 19, 2006 (the “Purchase Agreement”), pursuant to which TCV Holding I and TCV Holding II purchased Class A Preferred Units of FX (collectively, the “Class A Preferred Units”) (collectively, the “Financing”);

WHEREAS, as required pursuant to the terms of the Amended and Restated Limited Liability Company Agreement of FX and the Purchase Agreement, FX, TCV Holding I and TCV Holding II became directly or indirectly wholly-owned subsidiaries of the Company (the “Conversion”);

WHEREAS, in connection with the Conversion, TCV VI and the Member Fund contributed all the equity interests of TCV Holding I and TCV Holding II to the Company in exchange for the issuance to TCV VI and the Member Fund of the Company’s Series A Preferred Stock (the “Series A Preferred Stock”), in such proportions as directed by TCV VI, such that TCV VI and the Member Fund are the current holders of the Series A Preferred Stock and, as such, are Investors hereunder;

WHEREAS, the Company, following the Conversion, has adopted a Certificate of Incorporation (the “Certificate”) and Bylaws (the “Bylaws”);

WHEREAS, the Bylaws provide the Company with the right of first offer in the event that any holder of Equity Securities (as such term is defined in the Bylaws) desires to transfer stock to a third party (subject to limited exceptions); and

WHEREAS, in connection with the Financing and the Conversion, the Parties desire to enter into this Agreement in order to grant certain voting rights and certain co-sale rights to each Common Holder and each Investor under certain circumstances.

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NOW, THEREFORE, in consideration of the foregoing premises and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.                                       Voting Provisions.

(a)                             Agreement to Vote. Each Investor, as a holder of Series A Preferred Stock, hereby agrees, on behalf of itself and any transferee or assignee of any such shares of Series A Preferred Stock, to hold all of the shares of Series A Preferred Stock registered in its name (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution of the Series A Preferred Stock, and any other voting securities of the Company subsequently acquired by such Investor) (hereinafter collectively referred to as the “Investor Shares”) subject to, and to vote the Investor Shares at a regular or special meeting of stockholders called for the purpose of the election or removal of directors on the Board (or by written consent for the purpose of the election or removal of directors on the Board) in accordance with, the provisions of this Agreement. Each Common Holder, as a current or prospective holder of Common Stock of the Company or any other voting securities of the Company, hereby agrees, on behalf of itself and any transferee or assignee of any such shares of Common Stock, to hold all of such shares of Common Stock and any other voting securities of the Company acquired by such Common Holder in the future (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution for such securities) (the “Common Holder Shares”) subject to, and to vote the Common Holder Shares at a regular or special meeting of stockholders called for the purpose of the election or removal of directors on the Board (or by written consent for the purpose of the election or removal of directors on the Board) in accordance with, the provisions of this Agreement.

(b)                            Board Size. The holders of the Investor Shares and the Common Holder Shares shall vote at a regular or special meeting of stockholders such shares that they own (or as to which they have voting power) to ensure that the size of the Board shall be set and remain at seven (7) directors; provided, however, that such Board size may be subsequently increased or decreased pursuant to an amendment of this Agreement in accordance with Section 3(c) hereof.

(c)                             Election of Directors.

i.                                          Common Directors.

(A)                              The Parties holding shares of Common Stock shall be entitled to elect, subject to the procedures set forth in subsection (c)(i)(B) below, five (5) directors, one of whom shall be the Company’s Chief Executive Officer as appointed by the Board from time to time (the “Chief Executive Officer”) (collectively, the “Common Directors”). The Common Directors (as such term is defined in the Company’s Amended and Restated Limited Liability Company Agreement dated as of August 1, 2006) in office immediately prior to the Conversion shall initially serve as the Common Directors immediately following the Conversion until the resignation of such Common Directors or the election of their successors in accordance with the procedures set forth in subsection (c)(i)(B). The composition and number of Common Directors is subject to adjustment pursuant to the provisions of subsections (c)(ii) and (c)(iii) below.

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(B)                                The Parties holding shares of Common Stock shall each vote, at any regular or special meeting of stockholders called for the purpose of the election or removal of directors on the Board or by the written consent of the Parties holding a majority of the shares of Common Stock then outstanding, such number of shares of Common Stock then owned by them (as to which they then have voting power) as may be necessary to elect the Common Directors (including, without limitation, the seat to be filled by the then Chief Executive Officer). In connection with any election of the Common Directors other than the Chief Executive Officer (the “Non-CEO Common Directors”), the Parties holding shares of at least 2.00% of the then-outstanding shares of Common Stock and the Chief Executive Officer shall be entitled to nominate candidates for election to the Board of Directors as a Non-CEO Common Director. Each candidate so nominated, in order to stand for election, must be seconded by at least one Party holding at least 2.00% of the then-outstanding shares of Common Stock or the Chief Executive Officer. No Party holding shares of Common Stock may nominate or second any person who is an officer, director, employee or member of the Immediate Family (as defined in the Purchase Agreement) of such Party or any of its Affiliates (as such term is defined in the Certificate). After the candidates have been established in accordance with the foregoing sentence, each Party holding shares of Common Stock shall be entitled to cast a number of votes equal to the product of (x) the number of such vacant Non-CEO Common Director seats to be filled multiplied by (y) the number of shares of Common Stock each such Party then holds; provided, however, that each Party holding shares of Common Stock shall be entitled to cast no more votes than the number of shares of Common Stock each such Party then holds in favor of any given candidate. The vacant Non-CEO Common Director seats shall be filled by the candidates receiving the most votes. In the event that one or more candidates receives the same number of votes, and the vacant Non-CEO Common Director seats are not filled by candidates receiving a greater number of votes, the chairperson of the meeting shall fill, by lottery, the vacant Non-CEO Common Director seats from among the candidates receiving the same number of votes. Upon the election of any Non-CEO Common Director, the chairperson of the meeting, or, following an election by written consent, the Secretary of the Company, shall give appropriate notice thereof to the Parties holding shares of Series A Preferred Stock and, if applicable, the Secretary of the Company. The Board may establish additional procedures relating to the election of Common Directors that are not inconsistent with the foregoing.

ii.                                       Independent Directors.

(A)                         Commencing on or before the two-year anniversary of the Closing (as such term is defined in the Purchase Agreement), one (1) member of the Board elected by the Parties holding shares of Common Stock shall be a director who is not affiliated with or associated with the Company (including an officer, director, employee or agent of the Company, its stockholders or their respective affiliates or member of the Immediate Family of any of the foregoing) (the “Independent Director”).

(B)                           The Independent Director shall be elected at any regular or special meeting of the stockholders called for the purpose of the election or removal of directors on the Board or by the written consent of the Parties as set forth below. Prior to any such meeting or written consent, candidates for the election to the Board as an Independent Director must (1) be nominated by at least two Parties holding shares of Common Stock, each of which

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holds at least 2.00% of the then-outstanding shares of Common Stock, or by the Chief Executive Officer and one such Party holding at least 2.00% of the then-outstanding shares of Common Stock and (2) be approved by, so long as any shares of Series A Preferred Stock are outstanding, the Parties holding a majority of the then-outstanding shares of Series A Preferred Stock (such approval not to be unreasonably withheld). After the candidates have been established in accordance with the foregoing sentence, the Independent Director shall be elected by (1) the affirmative vote of the Parties holding a majority of the shares of Common Stock then represented at the meeting, provided that a quorum is present or (2) the written consent of the Parties holding a majority of the shares of Common Stock then outstanding (determined on an as-converted basis). If no such candidate wins the required majority of votes, the two candidates that have garnered the most votes shall again stand for election and the candidate receiving the most votes (determined based on the number of shares of Common Stock held by each Party voting at the meeting) at a meeting of the stockholders at which a quorum is present shall be the Independent Director.

(C)                           Notwithstanding the foregoing, in the event that (1) the Parties holding shares of Common Stock fail to elect an Independent Director, pursuant to the procedures set forth in subsection (c)(ii)(B) above, on or prior to the date that is six (6) months after the two-year anniversary of the Closing or (2) following the removal or resignation (whether involuntary or voluntary) of any Independent Director pursuant to Section 1(d) below, a successor Independent Director has not been elected to the Board within six (6) months of such removal or resignation, a candidate (x) shall be nominated by the Parties holding a majority of the then-outstanding Series A Preferred Stock and (y) must be approved by the Parties holding a majority of the shares of Common Stock present at a regular or special meeting of the stockholders called for such purpose (such approval not to be unreasonably withheld). In the event of the nomination of a candidate to serve as the Independent Director pursuant to (x) above, each Party holding shares of Common Stock agrees that he or she will be present, in person or by proxy, as a holder of voting securities at all such meetings to be counted for the purposes of determining the presence of a quorum at such meetings. After such candidate has been nominated and approved in accordance with the foregoing, each Party holding shares of Common Stock and each Party holding shares of Series A Preferred Stock agrees to elect such candidate as the Independent Director at such regular or special meeting of the stockholders or, if requested by the Parties holding a majority of the then-outstanding Series A Preferred Stock, by written consent promptly following such approval (in any event, no later than ten (10) business days after such approval).

(D)                          Following the election of the Independent Director in accordance with subsection (c)(ii)(B) or (C) above and during such person’s tenure as the Independent Director, the number of Common Directors shall be reduced to four (4), including that directorship held by the Chief Executive Officer. Unless otherwise agreed to by all Common Directors, the Common Director who has been elected by the least number of votes at the previous annual meeting of the stockholders or special meeting of the stockholders called for the election of directors shall depart the Board upon the election of the Independent Director; provided, further, that if two (2) Common Directors tie for the least number of votes at the previous election (or if all Common Directors were elected by written consent), the Common Director to depart the Board shall be decided by lottery.

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(E)                            The Board may establish additional procedures (subject to the prior approval of the Parties holding a majority of the shares of Series A Preferred Stock then-outstanding) relating to the election of the Independent Directors that are not inconsistent with the foregoing. Upon the election of any Independent Director at a meeting of stockholders in accordance with the provisions of this subsection (c)(ii), the chairperson of the meeting at which such Director is elected shall give appropriate notice to the Secretary of the Company.

iii.                                    Series A Directors.

(A)                         For so long as fifty percent (50%) of the shares of Series A Preferred Stock originally issued to the Investors pursuant to the Conversion remain outstanding (as equitably adjusted for stock splits, stock dividends, recapitalizations and the like) (the “Originally Issued Series A Preferred Stock”), the Parties holding shares of Series A Preferred Stock shall be entitled to appoint or elect, subject to the procedures set forth in subsection (c)(iii)(B) below, two (2) directors (collectively, the “Series A Directors”). The Preferred Directors (as such term is defined in the Company’s Amended and Restated Limited Liability Company Agreement dated as of August 1, 2006) in office immediately prior to the Conversion shall initially serve as the Series A Directors immediately following the Conversion until the resignation of such Series A Directors or the election of their successors in accordance with the procedures set forth in subsection (c)(iii)(B) below. In the event that less than fifty percent (50%), but more than twenty five percent (25%), of the shares of Originally Issued Series A Preferred Stock remain outstanding (as equitably adjusted for stock splits, stock dividends, recapitalizations and the like), the Parties holding shares of Series A Preferred Stock shall be entitled to appoint or elect, subject to the terms set forth in subsection (c)(iii)(B) below, one (1) Series A Director. If, at any time, less than twenty five percent (25%) of the shares of Originally Issued Series A Preferred Stock remain outstanding (as equitably adjusted for stock splits, stock dividends, recapitalizations and the like), the Parties holding shares of Series A Preferred Stock shall not be entitled to elect or appoint any Series A Directors. Upon any reduction in the number of Series A Directors pursuant to this subsection (c)(iii)(A), the number of Common Directors shall be correspondingly increased. Such Common Directors shall be elected in accordance with the provisions of subsection (c)(i) above.

(B)                           For so long as the Parties holding shares of Series A Preferred Stock are entitled to elect one or more Series A Directors in accordance with subsection (c)(iii)(A) above, the Parties holding shares of Series A Preferred Stock shall elect such Series A Directors either (1) at a regular or special meeting of the stockholders called for the purpose of the election or removal of directors on the Board or (2) by the written consent of the Parties holding a majority of the shares of Series A Preferred Stock then-outstanding. In connection with any election of the Series A Directors at any regular or special meeting of stockholders, each Party holding shares of Series A Preferred Stock shall be entitled to cast a number of votes equal to the product of (x) the number of vacant Series A Director seats to be filled multiplied by (y) the number of shares of Series A Preferred Stock then held by such Party. Each Party holding shares of Series A Preferred Stock shall be entitled to cast no more votes than the number of shares of Series A Preferred Stock each such Party then holds in favor of any given candidate. The vacant Series A Director seats shall be filled by the candidates receiving the most votes. In the event that one or more candidates receives the same number of votes, and the vacant Series A Director seats are not filled by the candidates receiving a greater number of

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votes, the chairperson of such meeting shall fill, by lottery, the vacant Series A Director seats from among the candidates receiving the same number of votes. Upon the election of any Series A Director at any regular or special meeting or by written consent, the chairperson of such meeting or, in the event of an election by written consent, the Secretary of the Company shall give notice thereof to the Parties holding shares of Common Stock.

(C)                           The Board may establish additional procedures (subject to the prior approval of the Parties holding a majority of the shares of Series A Preferred Stock then-outstanding) relating to the election of the Series A Directors that are not inconsistent with the foregoing.

iv.                              Notices of Election. All written notices of the appointment or election of a director under this subsection (c) shall, in each case, set forth the address or addresses, including telephone and fax numbers, at which notices may be given to such director. Each director shall promptly give the Secretary of the Company written notice of any change in such address or telephone or fax number.

(d)                            Removal of Directors.

i.                                     Except as set forth in this Section 1(d), any director of the Company may be removed from the Board in the manner allowed by law, the Certificate (as amended from time to time) and the Bylaws. Subject to Section 1(c)(iii)(A), a Series A Director may be removed only upon the vote or written consent of the Parties holding shares of Series A Preferred Stock (or their assigns) entitled to nominate such directors. In the event that the Parties holding shares of Series A Preferred Stock are no longer entitled to appoint or elect one or both Series A Directors pursuant to Section 1(c)(iii)(A), then the Parties holding shares of Series A Preferred Stock agree to vote (whether by vote or written consent) such shares in favor of the removal of one or both of the Series A Directors, as applicable; provided, however, that in the event that the Parties holding shares of Series A Preferred Stock are entitled to continue to elect a director pursuant to Section 1(c)(iii)(A) after giving effect to such removal, the identity of such removed person shall be determined at the sole discretion of the Parties holding a majority of the shares of Series A Preferred Stock then outstanding. In the event of the removal or vacancy of a Series A Director designated pursuant to subsection 1(c)(iii) (other than in the case of a removal pursuant to the foregoing sentence), the Parties hereby acknowledge and agree, for the sake of clarity, that a replacement director shall be elected pursuant to the terms and conditions of subsection 1(c)(iii).

ii.                                  The Independent Director may be removed only upon the vote (at any regular or special meeting of stockholders called for the purpose of the election or removal of directors on the Board) or written consent (for the purpose of the election or removal of directors on the Board) of (A) the Parties holding a majority of the then-outstanding shares of Common Stock held by all Parties and (B) the Parties holding a majority of the then-outstanding shares of Series A Preferred Stock held by all Parties (each of (A) and (B) voting separately as a class). In the event of the removal or vacancy of an Independent Director following the election of the first Independent Director pursuant to the terms and conditions set forth in subsection 1(c)(ii), the Parties acknowledge and agree, for the sake of clarity, that a replacement director shall be elected pursuant to the terms and conditions of subsection 1(c)(ii).

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(e)                             Bring Along Right. For so long as the Independent Director has been elected to the Board and is then serving in such capacity and in the event that the Board, together with the holders of at least a majority of the Common Stock and the Series A Preferred Stock then-outstanding (voting together as a single class and on an as-converted basis), approves (by means of one transaction or a series of related transactions) a sale, transfer or disposition (whether by merger, consolidation, purchase or otherwise) to a person or group of affiliated persons (other than an underwriter of the Company’s securities) of all of the Company’s voting capital stock not then held by such person or affiliated group of persons (a “Sale of the Company”), then each Common Holder and Investor agrees with respect to all securities of the Company which it own(s) or otherwise exercises voting or dispositive authority:

i.                                     in the event such transaction is to be brought to a vote at a stockholder meeting, after receiving proper notice of any meeting of stockholders of the Company to vote on the approval of a Sale of the Company, to be present, in person or by proxy, as a holder of shares of voting securities, at all such meetings and be counted for the purposes of determining the presence of a quorum at such meetings;

ii.                                  to vote (in person, by proxy or by action by written consent, as applicable) all shares of the capital stock (or other voting securities) of the Company as to which it has beneficial ownership in favor of such Sale of the Company and in opposition of any and all other proposals that could reasonably be expected to delay or impair the consummation of such Sale of the Company;

iii.                               to refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Sale of the Company;

iv.                              to execute and deliver all related documentation and take such other action in support of the Sale of the Company as shall reasonably be requested by the Company, which, for the avoidance of doubt, shall not affect any relationship of any such Common Holder or Investor with the Company as a liquidity provider, customer, service provider, creditor or client of the Company; and

v.                                 except for this Agreement, none of the Parties hereto nor any affiliates thereof shall deposit any shares of capital stock or other securities beneficially owned by such Party or affiliate in a voting trust or subject any such shares of capital stock or other securities to any arrangement or agreement with respect to the voting of such shares of capital stock or other securities.

Notwithstanding the foregoing, each Common Holder and each Investor shall not be required to perform the obligations described by this Section 1(e) unless:

i.                                     the consideration to be received by the stockholders of the Company is distributed to such stockholders pursuant to the terms and conditions of Section 2 of Article IV, Division B of the Certificate and consists solely of cash and Marketable Securities (as defined below);

ii.                                  the liability of such Party under the agreement governing the Sale of the Company is several and not joint and several;

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iii.                               such Party shall have no liability under the agreement governing such Sale of the Company for any breaches of the representations, warranties or covenants of any other stockholder contained therein;

iv.                              any obligations of such Party under the agreement governing such Sale of the Company and the related escrow agreement (if any) (in each case, in its capacity as a stockholder of the Company) shall be borne pro rata among the stockholders based on the proceeds and assets payable to such Party in such Sale of the Company (other than indemnification obligations with respect to the Individual Representations and Obligations (as defined below) given or made by such Party, which obligations shall be borne solely by such Party) and shall in no event exceed the actual proceeds and assets received by such Party in such Sale of the Company;

v.                                 such Party is not required to make any representations or warranties or covenants in connection with such Sale of the Company except with respect to (A) subject to the provisions of subsections (ii), (iii) and (iv) above, customary stockholder indemnities for breaches of representations, warranties, covenants and agreements, (B) such Party’s ownership of Company securities, (C) such Party’s ability to convey title thereto free and clear of any liens, encumbrances or adverse claims, (D) such Party’s ability to enter into the Sale of the Company, (E) such Party’s power and organization, including enforceability, authority and absence of consents, (F) absence of brokerage fees with respect to such Party, and (G) reasonable covenants regarding confidentiality and publicity restrictions by such Party (clauses (B) through (G), the “Individual Representations and Obligations”); and

vi.                              if any such Party is given an option as to the form of consideration to be received, all other such Parties shall be given the same option.

For purposes of this Agreement, the term “Marketable Securities” shall mean securities that are both (x) not subject to an underwriter lock-up or similar trading or contractual restriction on transfer and are traded on a national securities exchange, NASDAQ or over-the-counter and (y) immediately saleable by the holder thereof without restriction as to volume or other limitation imposed by United States securities laws, rules and regulations (including, without limitation, those securities (1) registered under the Securities Act of 1933, as amended (the “Act”), and immediately saleable without restriction by the holder thereof or (2) either (A) transferable by the holder thereof (together with any affiliate of such holder with whom such holder must aggregate its sales under Rule 144 of the Act) in any and all three (3) month periods without registration pursuant to Rule 144 under the Act, (B) transferable by the holder thereof without restriction under Rule 145 of the Act, or (C) immediately transferable by the holder thereof under a then effective resale registration under the Act).

(f)                                    Covenants of the Company.

i.                                     The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will, at all times and in good faith, assist in the carrying out of all of the provisions of this Section 1 and in the taking of all such actions as may be necessary, appropriate or

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reasonably requested by any of the Parties hereto in order to protect the rights of the Parties hereunder against impairment.

ii.                                  The Company shall use its reasonable best efforts to obtain from all persons who, following the date hereof, hold one percent (1%) or more of the Company’s outstanding Common Stock (assuming the full exercise or conversion of all equity securities of the Company which are convertible into or exercisable for Common Stock) (other than a holder who acquires such shares on conversion of Series A Preferred Stock) (A) an executed counterpart signature page to this Agreement and (B) an executed Adoption Agreement substantially in the form attached hereto as Exhibit A (each, an “Adoption Agreement”), whereby such persons shall become party to this Agreement and subject to, among other things, Section 1(e) hereof.

(g)                            No Liability for Election of Recommended Directors. None of the Company, the Common Holders, the Investors, nor any officer, director, stockholder, partner, member, employee or agent of any such Party, makes any representation or warranty as to the fitness or competence of the nominee of any Party hereunder to serve on the Board by virtue of such Party’s execution of this Agreement or by the act of such Party in voting for such nominee pursuant to this Agreement.

(h)                            Participation of Directors in Other Businesses. Except as otherwise provided herein or as otherwise determined by the Board and subject to any applicable employment agreement with the Company, a director may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Company, and the Parties shall have no rights by virtue of this Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture. In addition, no director may act as a director, officer or employee of a Named Competitor (as defined below). The determination of whether an entity is a Named Competitor shall not be dispositive in determining whether a director who is a director, officer or employee of such entity has a conflict of interest with the Company for purposes of the recusal provisions of Section 1(i) hereof or Sections 3.8(a), 3.8(c) and 3.8(d) of the Bylaws.

(i)                                Recusal of Directors. The Board, acting in good faith and by Majority Vote (as defined in the Company’s Bylaws), may compel any director to recuse himself or herself from any Board vote with respect to any matter before the Board (or that portion of any meeting of the Board directly relating to such matter) in which, in the determination of the Board, such director has a bona fide conflict of interest.

(j)                                Grant of Proxy. Upon the failure of any Party to vote its Investor Shares or Common Holder Shares, as applicable, in accordance with the terms of this Section 1, such Party hereby grants to a stockholder designated by the Board a proxy coupled with an interest in all Investor Shares and Common Holder Shares owned by such Party, which proxy shall be irrevocable until this Section 1 terminates pursuant to its terms or this Section 1(j) is amended to remove such grant of proxy in accordance with Section 3(c) hereof, to vote all such Investor Shares and Common Holder Shares in the manner provided in this Section 1.

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(k)                             Manner of Voting. The voting of shares pursuant to this Section 1 may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law.

(l)                                Stock Splits, Stock Dividends, etc. In the event of any issuance of shares of the Company’s voting securities hereafter to any of the Parties hereto (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization or the like), such shares shall become subject to this Section 1 and shall be endorsed with the legend set forth in Section 3(f).

(m)                          Specific Enforcement. It is agreed and understood that monetary damages would not adequately compensate an injured Party for the breach of this Section 1 by any other Party, that this Section 1 shall be specifically enforceable and that any breach or threatened breach of this Section 1 shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each Party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

(n)                            Execution by the Company. The Company, by its execution in the space provided below, agrees that it will cause the certificates issued after the date hereof evidencing the Investor Shares and the Common Holder Shares to bear the legend required by Section 3(f) hereof, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing shares of capital stock of the Company upon written request from such holder to the Company at its principal office. The parties hereto do hereby agree that the failure to cause the certificates evidencing the Investor Shares and the Common Holder Shares to bear the legend required by Section 3(f) hereof and/or failure of the Company to supply, free of charge, a copy of this Agreement, as provided under this Section 1(n), shall not affect the validity or enforcement of this Agreement.

2.                                       Co-Sale Provisions.

(a)                                  Definitions.

i.                                     Additional Transfer Notice. For purposes of this Section 2, the term “Additional Transfer Notice” shall have the meaning set forth in Section 5.4 of the Bylaws.

ii.                                  Competitor. For purposes of this Agreement, the term “Competitor” shall mean any company whose business includes on-line or electronic system functionality for foreign exchange trading through which two or more banks, investment banks, or other foreign exchange dealers provide pricing information in respect of, and the ability to execute, foreign exchange trades predominantly with institutional clients such as institutional or governmental investors, institutional advisors or corporations (such system, a “Competing System”); provided that a proprietary system through which a stockholder or any affiliate of a stockholder provides its clients with pricing for and the ability to execute foreign exchange trades only with such stockholder or such affiliate will not be considered a “Competitor.”

iii.                               Delivery. For purposes of this Section 2, the term “Delivery” shall have the meaning set forth in Section 3(b) below.

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iv.                              Equity Securities. For purposes of this Section 2, the term “Equity Securities” shall mean any securities now or hereafter owned or held by any Investor or Common Holder (or a transferee in accordance with subsection 2(d)(iii) herein) having voting rights in the election of the Board of the Company, or any securities evidencing an ownership interest in the Company, or any securities convertible into or exercisable for any shares of the foregoing.

v.                                 Offered Shares. For purposes of this Section 2, the term “Offered Shares” shall have the meaning set forth in Section 5.4 of the Bylaws.

vi.                              Holders. For purposes of this Agreement, the term “Holders” shall mean the Investors, the Common Holders or persons who have acquired Equity Securities from any of such persons or their transferees or assignees in accordance with the provisions of this Section 2.

vii.                           Named Competitor. For purposes of this Agreement, the term “Named Competitor” shall mean any of the following companies: (a) 360 Treasury Systems, Baxter Solutions, Bloomberg, CFETS, Clearing Corp., CME, CoesFX, Cognotec, Currenex, EBS, eSpeed, Fairex, Flextrade, GFI, ICAP, Integral Development Corp., Knight Trading, Lava (subsidiary of Citigroup), Misys, Oanda, Portware, Reuters, Saxo Bank, State Street Bank, Thomson Financial, Trader Tools, Trading Technologies or Velocity Systems, (b) a Competitor which derives twenty five percent (25%) of its revenue from a Competing System and which has been designated by the Board of Directors of the Company as a subsequent named competitor or (c) any entity that merges with or acquires a majority of the voting stock or assets of an entity identified in (a) or (b) above.

viii.                        Remaining Shares. For purposes of this Section 2, the term “Remaining Shares” shall have the meaning set forth in Section 5.4 of the Bylaws.

ix.                                Selling Holder. For purposes of this Section 2, the term “Selling Holder” shall have the meaning set forth in Section 5.4 of the Bylaws.

x.                                   Transfer. For purposes of this Section 2, the term “Transfer” shall include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers pursuant to divorce or legal separation, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary, involuntarily or by operation of law, directly or indirectly, of any of the Equity Securities.

(b)                                 Right of Co-Sale of the Investors.

i.                                     In the event that the Offered Shares to be sold by one or more of the Selling Holders, other than a Selling Holder who is an Investor, exceed thirteen and one-half percent (13.5%) of the total number of shares of Common Stock of the Company (including shares of Common Stock issuable upon conversion of all Preferred Stock, including the Series A Preferred Stock, of the Company), then each Investor, upon notifying such Selling Holder(s) in writing within twenty (20) days after Delivery of the Additional Transfer Notice shall have the

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right to participate in such sale of Equity Securities on the same terms and conditions as specified in the Additional Transfer Notice; provided, however, that such co-sale right shall apply only with respect to the Remaining Shares to be Transferred by the Selling Holder. Such Investor’s notice to such Selling Holders shall indicate the number of shares of capital stock of the Company that such Investor wishes to sell under its right to participate. To the extent such Investor exercises such right of participation in accordance with the terms and conditions set forth below, the number of shares of Equity Securities that such Selling Holders may sell in the Transfer shall be correspondingly reduced.

ii.                                  Each such Investor may sell all or any part of that number of shares at the capital stock of the Company equal to the product obtained by multiplying (A) the aggregate number of Remaining Shares covered by the Additional Transfer Notice by (B) a fraction, the numerator of which is the number of shares of Common Stock (including shares of Common Stock issuable upon conversion of the Series A Preferred Stock and shares of Common Stock issuable upon the exercise or conversion of securities exercisable for or convertible into Common Stock) owned by such Investor on the date of the Additional Transfer Notice and the denominator of which is the total number of shares of Common Stock (including shares of Common Stock issuable upon conversion of the Series A Preferred Stock and shares of Common Stock issuable upon the exercise or conversion of securities exercisable for or convertible into Common Stock) outstanding on the date of the Additional Transfer Notice.

iii.                               Such Investor shall effect its participation in the sale by promptly delivering to the Selling Holders for transfer to the prospective purchaser one or more certificates, promptly endorsed for transfer and free and clear of all liens and encumbrances, which represent:

(A)                         the type and number of shares of capital stock of the Company that such Investor elects to sell; or

(B)                           that number of shares of capital stock of the Company that are at such time convertible into the number of shares of Common Stock that such Investor elects to sell; provided, however, that if the prospective third-party purchaser objects to the delivery of shares of capital stock of the Company in lieu of Common Stock, such Investor shall convert such shares of capital stock of the Company into Common Stock and deliver Common Stock as provided in this Section 2(b). The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser and contingent on such transfer.

iv.                              The stock certificate or certificates that such Investor delivers to the Selling Holders pursuant to subsection 2(b)(iii) shall be transferred to the prospective purchaser in consummation of the sale of the Equity Securities pursuant to the terms and conditions specified in the Additional Transfer Notice, and the Selling Holders shall concurrently therewith remit to such Investor that portion of the sale proceeds to which such Investor is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from such Investor pursuant to the exercise of its co-sale rights hereunder, the Selling Holders shall not sell to such prospective purchaser or purchasers any Equity Securities unless and until, simultaneously with such sale, the Selling Holders shall purchase such shares or other

12

securities from such Investor for the same consideration and on the same terms and conditions as the proposed transfer described in the Additional Transfer Notice.

(c)                                  Right of Co-Sale of the Holders.

i.                                     In the event that the Offered Shares to be sold by one or more of the Selling Holders exceed thirteen and one-half percent (13.5%) of the total number of shares of Common Stock of the Company (including shares of Common Stock issuable upon conversion of all Preferred Stock, including the Series A Preferred Stock, of the Company) and an Investor is one of such Selling Holder(s), then each Holder, other than the Selling Holders, that notifies each of the Selling Holders in writing within twenty (20) days after Delivery of the Additional Transfer Notice referred to in subsection 2(b)(i) (each a “Selling Stockholder”) shall have the right to participate in such sale of Equity Securities on the same terms and conditions as specified in the Additional Transfer Notice; provided, however, that such co-sale right shall apply only with respect to the Remaining Shares to be Transferred by the Selling Holder. Such Selling Stockholder’s notice to the Selling Holders shall indicate the number of shares of capital stock of the Company that the Selling Stockholder wishes to sell under its right to participate. To the extent one or more of such Holders exercises such right of participation in accordance with the terms and conditions set forth below, the number of shares of Equity Securities that the Selling Holders may sell in the Transfer shall be correspondingly reduced.

ii.                                  Each Selling Stockholder may sell all or any part of that number of shares of capital stock of the Company equal to the product obtained by multiplying (A) the aggregate number of Remaining Shares covered by the Additional Transfer Notice by (B) a fraction, the numerator of which is the number of shares of Common Stock (including shares of Common Stock issuable upon conversion of the Series A Preferred Stock and shares of Common Stock issuable upon the exercise or conversion of securities exercisable for or convertible into Common Stock) owned by the Selling Stockholder on the date of the Additional Transfer Notice and the denominator of which is the total number of shares of Common Stock (including shares of Common Stock issuable upon conversion of the Series A Preferred Stock and shares of Common Stock issuable upon the exercise or conversion of securities exercisable for or convertible into Common Stock) outstanding on the date of the Additional Transfer Notice.

iii.                               Each Selling Stockholder shall effect its participation in the sale by promptly delivering to the Selling Holders for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer and free and clear of all liens and encumbrances, which represent:

(A)                         the type and number of shares of capital stock of the Company that such Selling Stockholder elects to sell; or

(B)                           that number of shares of capital stock of the Company that are at such time convertible into the number of shares of Common Stock that such Selling Stockholder elects to sell; provided, however, that if the prospective third-party purchaser objects to the delivery of shares of capital stock of the Company in lieu of Common Stock, such Selling Stockholder shall convert such shares of capital stock of the Company into Common Stock and deliver Common Stock as provided in this Section 2(c). The Company agrees to make any such

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conversion concurrent with the actual transfer of such shares to the purchaser and contingent on such transfer.

iv.                              The stock certificate or certificates that the Selling Stockholder delivers to the Selling Holders pursuant to subsection 2(c)(iii) shall be transferred to the prospective purchaser in consummation of the sale of the Equity Securities pursuant to the terms and conditions specified in the Additional Transfer Notice, and the Selling Holders shall concurrently therewith remit to such Selling Stockholder that portion of the sale proceeds to which such Selling Stockholder is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Selling Stockholder exercising its rights of co-sale hereunder, the Selling Holders shall not sell to such prospective purchaser or purchasers any Equity Securities unless and until, simultaneously with such sale, the Selling Holders shall purchase such shares or other securities from such Selling Stockholder for the same consideration and on the same terms and conditions as the proposed transfer described in the Additional Transfer Notice.

(d)                                 Additional Agreements.

i.                                     Non-Exercise of Rights. To the extent that the Holders have not exercised their rights, if any, to participate in the sale of the Remaining Shares within the time periods specified in Section 2(b) or Section 2(c), the Selling Holder(s) shall have a period of thirty (30) days from the expiration of such rights in which to sell the Remaining Shares upon substantially similar terms and conditions to those specified in the Additional Transfer Notice (including a purchase price per share equal to at least ninety percent (90%) of the purchase price per share specified in the Additional Transfer Notice (as equitably adjusted for stock splits, combinations, dividends, recapitalizations and the like)); provided, however, that if the Selling Holder elects to sell the Remaining Shares on terms more favorable to such Selling Holder than those specified in the Additional Transfer Notice (including, without limitation, a purchase price per share greater than one hundred percent (100%) of the purchase price per share specified in the Additional Transfer Notice (as equitably adjusted for stock splits, combinations, dividends, recapitalizations and the like)), the Holders’ co-sale rights under Section 2(b) and/or Section 2(c), as applicable, shall be re-applied de novo to such Transfer. For the avoidance of doubt, no such Transfer (on terms more favorable to such Selling Holder than those specified in the Additional Transfer Notice as discussed above) shall be consummated until the expiration of the de novo application of the Holders’ co-sale rights under Section 2(b) and/or 2(c), as applicable, including, without limitation, delivery of a new Additional Transfer Notice and expiration of new twenty (20) day consideration periods as contemplated by Section 2(b)(i) and 2(c)(i), as applicable. Any third-party transferee(s) shall acquire the Remaining Shares free and clear of subsequent rights of co-sale under this Agreement. In the event a Selling Holder does not consummate the sale or disposition of the Remaining Shares within the thirty (30) day period from the expiration of these rights, the Holders’ co-sale rights, if any, shall continue to be applicable to any subsequent Transfer by the Selling Holder until such right lapses in accordance with the terms of this Agreement. Furthermore, the exercise or non-exercise of the rights of each Holder under Section 2(b) or Section 2(c), as applicable, to participate in Transfers of Equity Securities by a Selling Holder shall not adversely affect their rights to make subsequent

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purchases from the Selling Holder or subsequently participate in sales of Equity Securities by a Selling Holder.

ii.                                  No Transfers to Competitors. Notwithstanding anything to the contrary set forth herein, a Selling Holder shall not, under any circumstances, transfer any of the Remaining Shares to a Named Competitor of the Company.

iii.                               Limitations to Rights of Co-Sale. Notwithstanding any other provisions of this Section 2, the co-sale rights of the Holders shall not apply to (A) the Transfer of Equity Securities to any spouse or lineal descendant (including by adoption) of a Holder, or to a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of the Holder’s spouse or lineal descendants (including by adoption) of the Holder, or to a trust that is established solely for the benefit of any of the foregoing individuals, (B) the transfer by an Investor that is a partnership, limited liability company or corporation to an affiliate, a venture capital fund or entity under common investment management, to a partner or member of such Investor or retired partner or retired member of such investor, or to the estate of any such partner, member, retired partner or retired member or the transfer by gift, will or intestate succession of any partner or member to his or her spouse or to the siblings, lineal descendants or ancestors or such partner or member or his or her spouse, or (C) any sale of Equity Securities to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Act; provided, however, that in the event of any transfer made pursuant to one of the exemptions provided by clauses (A) or (B), (1) the Holder, as applicable, shall inform the Company and the other Holders of such Transfer prior to effecting it and (2) each such transferee or assignee, prior to the completion of the Transfer, shall have executed documents assuming the obligations of the Holder under this Agreement with respect to the transferred Equity Securities. Such transferred Equity Securities shall remain “Equity Securities” hereunder, and such pledgee, transferee or donee shall be treated as a “Holder” for purposes of this Agreement.

iv.                              Prohibited Transfers.

(A)                         Except as otherwise provided in this Agreement and the Bylaws, each Holder will not sell, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of in any way, all of any part of any interest in the Equity Securities. Any sale, assignment, transfer, pledge, hypothecation or other encumbrance or disposition of Equity Securities not made in conformance with this Agreement (including, without limitation, Sections 2(b) and 2(c) hereof) and the Bylaws shall be null and void, shall not be recorded on the books of the Company and shall not be recognized by the Company.

(B)                           In the event any Holder should Transfer any Equity Securities in contravention of the co-sale rights under Section 2(b) or Section 2(c), as applicable (each such transfer, a “Prohibited Transfer”, and each such Holder, the “Transferor”), the other Holders, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below under subsection (c), and the Transferor shall be bound by the applicable provisions of such option.

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(C)                           In the event of a Prohibited Transfer, each other Holder shall have the right to sell to the Transferor the type and number of shares of Equity Securities equal to the number of shares each such Holder would have been entitled to transfer to the third-party transferee(s) under Section 2(b) or Section 2(c) hereof, as applicable, had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof Such sale shall be made on the following terms and conditions:

(1)                             The price per share at which the shares are to be sold to the Transferor shall be equal to the price per share paid by the third-party transferee(s) to the Transferor in the Prohibited Transfer. The Transferor shall also reimburse each other Holder for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of each such Holder’s rights under Section 2(b) or Section 2(c), as applicable.

(2)                             Within ninety (90) days after the later of the date on which such other Holder (x) receives notice of the Prohibited Transfer or (y) otherwise becomes aware of the Prohibited Transfer, each such Holder shall, if exercising the option created hereby, deliver to the Transferor the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

(3)                             The Transferor shall, upon receipt of the certificate or certificates for the shares to be sold by such other Holder pursuant to this subsection 2(d)(iv), pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in subsection 2(d)(iv)(C)(1), in cash or by other means acceptable to such Holder.

(e)                             Assignments and Transfers. The rights of the Holders under this Section 2 are only assignable (i) to any other Holder, (ii) to a partner, member or affiliate of, or venture capital fund under common investment management with, such Holder or (iii) to an assignee or transferee who acquires all of the Equity Securities held by a particular Holder or at least 289,629 shares of Common Stock (including shares of Common Stock issuable upon conversion of the Series A Preferred Stock) (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like).

(f)                               Effect of Change in Company’s Capital Structure. If, from time to time, the Company pays a stock dividend or effects a stock split or other change in the character or amount of any of the outstanding stock of the Company, then, in such event, any and all new, substituted or additional securities to which a Holder is entitled by reason of such Holder’s ownership of Equity Securities shall be immediately subject to the rights and obligations set forth in this Section 2 with the same force and effect as the stock subject to such rights immediately before such event.

(g)                            Aggregation of Stock. For the purposes of determining the availability of any rights under this Section 2, the holdings of any transferee and assignee of an individual or a partnership who is a spouse, ancestor, lineal descendant or siblings of such individual or partners or retired partners of such partnership or affiliates of, or entities under common investment management with, such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Common Stock by gift, will or intestate

16

succession) shall be aggregated together with the individual or partnership, as the case may be, for the purpose of exercising any rights or taking any action under this Section 2.

3.                                  Company Representation. The Company hereby represents and warrants to each Investor that all action on the part of the Company, each of its officers, directors and securityholders necessary for the authorization, execution and delivery of that certain Investors’ Rights Agreement of the Company of even date herewith (as contemplated by the Purchase Agreement) and this Agreement has been taken and the performance of all obligations of the Company pursuant to and contemplated by the Investors’ Rights Agreement, the Purchase Agreement and this Agreement are valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) to the extent the indemnification provisions contained in such Investors’ Rights Agreement may be limited by applicable federal or state securities laws. The representations contained in this Section 3 shall survive the execution and delivery of this Agreement until the expiration of the applicable statute of limitations.

4.                                  General Provisions.

(a)                             Further Instruments and Actions. The Parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. Each Party agrees to cooperate affirmatively with the Company and with each other to enforce rights and obligations pursuant hereto.

(b)                            Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The occurrence of the events set forth in subsections (i) through (iv) above shall constitute “Delivery” of notice. All communications shall be sent to the respective Parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 4(b)).

(c)                             Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (i) the Company, (ii) the Common Holders holding at least a majority of the then-outstanding shares of Common Stock then held by such Common Holders, and (iii) the Investors holding at least a majority of the Common Stock (including Common Stock issued or issuable upon conversion of the Series A Preferred Stock) then held by all Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon all of the Parties hereto and their respective successors and assigns. Except as permitted by Section 4(e) hereof, no

17

person shall become a party to this Agreement other than as set forth in subsection l(f)(ii) above or by an amendment to this Agreement effected in accordance with this Section 4(c).

(d)                            Termination. The rights and obligations of the Parties under this Agreement shall terminate and be of no further force or effect upon (a) the consummation of the Company’s sale of its Common Stock or other securities pursuant to a firm commitment underwritten registration statement under the Securities Act of 1933, as amended (other than a registration statement relating either to sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or a SEC Rule 145 transaction), or (b) the consummation of a Liquidation Event, as that term is defined in the Certificate (as amended from time to time).

(e)                             Additional Parties. In addition to any restriction on transfer that may be imposed by any other agreement by which any Party hereto may be bound, this Agreement shall be binding upon the Parties, their respective heirs, successors, transferees and assigns and to such additional individuals or entities that may become stockholders of the Company and that desire to become Parties hereto; provided that, for any such transfer to be deemed effective, the transferee shall have executed and delivered (i) a counterpart signature page to this Agreement and (ii) an Adoption Agreement. Upon the execution and delivery of an executed counterpart signature page and an Adoption Agreement by a transferee reasonably acceptable to the Company, such transferee shall be deemed a Party hereto as if such transferee’s signature appeared on the signature pages hereto. By its execution hereof or any Adoption Agreement, each of the Parties hereto appoints the Company as its attorney-in-fact for the purpose of executing any Adoption Agreement which may be required to be delivered hereunder.

(f)                               Legends. Each certificate representing existing or replacement certificate for shares now owned or hereafter acquired by any Investor or Common Holder shall bear the following legend:

“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO AN EQUITY HOLDERS’ AGREEMENT BY AND BETWEEN THE CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREED TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID EQUITY HOLDERS’ AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE VOTING OBLIGATIONS SET FORTH THEREIN. THE SALE, PLEDGE, HYPOTHECATION, ASSIGNMENT OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE EQUITY HOLDERS’ AGREEMENT. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”

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(g)                                 Confidentiality.

i.                                     For purposes of this Section 4(g), “Confidential Information” shall include the following oral, written, graphic, or machine readable information (whether received before, on or after the date hereof and regardless of the manner in which received or delivered to such Holder):

(A)                         the terms of this Agreement, as amended from time to time, and any material terms set forth in any other documentation relating to the existence, organization, or governance of the Company;

(B)                           all matters identified as confidential or proprietary by the Company or is by its nature reasonably apparent to be intended to be for the knowledge of the recipient alone relating to the Company’s plans, operations, or undertakings, including the current or proposed business plans or technology requirements or capabilities of the Company, information relating to patents, patent applications, research product plans, products, developments, inventions, processes, designs, drawings, engineering, formulae, markets, software (including source and object code), hardware configuration, computer programs, algorithms, analyses, compilations, studies, agreements with third parties, services, customers, marketing or finances, and any other confidential information received by the Holders from the Company;

(C)                           the identity of any third-party with whom the Company has entered into any business relationship, or with whom the Company is negotiating or has negotiated for the purpose of entering into any business relationship, the status of any such negotiations, and any confidential information (including, without limitation, any technology information) provided by such third-party to the Company from time to time; and

(D)                          any other information that is furnished to a Holder by or on behalf of the Company that is either marked “confidential” or is by its nature reasonably apparent to be intended to be for the knowledge of the recipient alone;

provided that “Confidential Information” shall not include information which (1) was or becomes generally available to the public, other than as a result of a disclosure in breach hereof; (2) was or becomes available to a Holder on a non-confidential basis from a source other than the Company, provided that the source of such information is not known by the Holder to be bound by a confidentiality agreement with the Company or otherwise known by the Holder to be prohibited from transmitting the information to the Holder by a contractual, legal, or fiduciary obligation; (3) is disclosed with the prior written approval of the Company; (4) was independently developed by employees of the receiving Holder who have not had access to and without any use of the Confidential Information, or (5) describes the tax treatment or tax structure relating to transactions of the Company.

ii.                                  Each Holder agrees to use the same degree of care as such Holder uses to protect its own (and its clients’) confidential information to keep all Confidential Information secret and confidential and shall not disclose any such Confidential Information to a third party; provided that any such information may be disclosed to a Holder’s Affiliates,

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directors, officers, former, current or prospective partners, members and management companies, legal counsel, accountants, consultants, employees or representatives of any of the foregoing persons (each of the foregoing persons, a “Permitted Disclosee”) who need to know such information for the purposes of, and whose use of such information shall be restricted to, assisting or advising the Company or evaluating or monitoring such Holder’s investment in the Company or such recipient’s investment in such Holder, but only to the extent that such Permitted Disclosees are subject to confidentiality obligations substantially comparable in scope to this Section 4(g) or comparable confidentiality provisions included in the organizational agreements of such disclosing Holder.

iii.                               Each Holder agrees that if it ceases to be a Holder and is not otherwise bound by comparable restrictions with any successor to the Company, it will, upon request by the Company, use reasonable efforts to either (A) hand over to the Company all Confidential Information in tangible form in its possession or (B) destroy all of the Confidential Information in tangible form in its possession and, in each case, not keep any copies thereof, except where such Holder is required by applicable law, regulation or document-retention obligation to retain such copies (in which case such copies shall continue to be Confidential Information); provided that in the case of (B) above, such Holder will only be required to use commercially reasonable efforts to destroy any electronic information from its computer systems.

iv.                              Notwithstanding anything to the contrary herein, a Holder or Permitted Disclosee may (a) enter into any business, enter into any agreement with a third party, or invest in or engage in investment discussions with any other company (whether or not competitive with the Company) provided that such Holder or Permitted Disclosee does not, except as permitted in accordance with this Section 4(g), disclose any Confidential Information of the Company in connection with such activities or (b) disclose Confidential Information hereunder required to be disclosed by it by applicable law or regulation, or pursuant to a subpoena or order of a court or regulatory, self-regulatory or legislative body of competent jurisdiction, or in connection with any regulatory report, audit, inquiry or other request for information from a regulatory, self-regulatory or legislative body of competent jurisdiction. In the event that such Holder or, to the knowledge of such Holder, a Permitted Disclosee receives a request to disclose any Confidential Information under such subpoena, order or otherwise, such Holder will, if permitted to do so under applicable Law, (a) promptly notify the Company thereof; (b) consult, or request that such Permitted Disclosee consult, with the Company on the advisability of taking steps to resist or narrow such request; and (c) if disclosure is required or deemed advisable, use commercially reasonable efforts to cooperate with the Company, or request that such Permitted Disclosee cooperate, in any attempt that it may make to obtain an order or other reliable assurance that confidential treatment will be accorded to designated portions of the Confidential Information. The Company agrees to reimburse such Holder or Permitted Disclosee for its reasonable expenses, including the reasonable fees and expenses of its counsel, in connection with action taken pursuant to this Section 4(g).

v.                                 The obligations contained in this Section 4(g) shall survive the termination of this Agreement, whether such termination is generally or in respect of a particular Holder, except to the extent that the Board determines otherwise.

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vi.          This Section 4(g) supersedes in its entirety any priorm confidentiality or non-disclosure agreements between the Company on the one hand and any Holder or related party thereto (in its capacity as a stockholder or prospective stockholder) on the other.

(h)         Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

(i)           Entire Agreement; Governing Law. This Agreement contains the entire understanding of the Parties hereto with respect to the subject matter hereof and supersedes all other agreements between or among any of the Parties with respect to the subject matter hereof. This agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of Delaware.

(j)           Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(k)          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have executed this Equity Holders’ Agreement as of the date first above written.

COMPANY:

FX ALLIANCE INC.

/s/ Philip Z. Weisberg
By:	Philip Z. Weisberg
Its:	CEO

Address:	900 Third Avenue, 3rd Fl.
New York, NY 10022

Equity Holders’ Agreement

S-1

IN WITNESS WHEREOF, the Parties have executed this Equity Holders’ Agreement as of the date first above written.

BANC OF AMERICA STRATEGIC INVESTMENTS CORPORATION

By:	/s/ Matthew D. Frymier
Name:	Matthew D. Frymier
Title:	Managing Director

Address:	100 N Tryon Street
Charlotte, NC 28255

FX Alliance Equity Holders’ Agreement

IN WITNESS WHEREOF, the Parties have executed this Equity Holders’ Agreement as of the date first above written.

BNP PARIBAS

By:	/s/ D. P. Reynolds
Name:	D. P. Reynolds

Title:	Xavier PUJOS
Deputy Chief Operating Officer
BNP Paribas Fixed Income

Address:	10 Harewood Avenue
London, NWI 6AA, England

FX Alliance Equity Holders’ Agreement

IN WITNESS WHEREOF, the Parties have executed this Equity Holders’ Agreement as of the date first above written.

CALYON

By:	/s/ Simon Eedle
Name:	Simon Eedle
Title:	Managing Director Treasurer

Address:	9, Quai du Président Paul Duoumer
Paris La Défense
F-92920 France

/s/ Michael F. Walsh
Michael F. Walsh
Managing Director and
Associate General Counsel

FX Alliance Equity Holders’ Agreement

IN WITNESS WHEREOF, the Parties have executed this Equity Holders’ Agreement as of the date first above written.

CITIGROUP TECHNOLOGY INC.

By:	/s/ [ILLEGIBLE]
Name:
Title:	Vice President

Address:	1919 Park Avenue, 5th Floor
Weehawken, NJ 07086

FX Alliance Equity Holders’ Agreement

IN WITNESS WHEREOF, the Parties have executed this Equity Holders’ Agreement as of the date first above written.

CREDIT SUISSE FIRST BOSTON NEXT FUND INC

By:	/s/ Alan Freudenstein
Name:	Alan Freudenstein
Title:	V. P.

Address:	11 Madison Avenue
New York, NY 10010

FX Alliance Equity Holders’ Agreement

IN WITNESS WHEREOF, the Parties have executed this Equity Holders’ Agreement as of the date first above written.

DRESDNER BANK AG LONDON BRANCH

By:	/s/ Andy Rowland
Name:	Andy Rowland
Title:	Managing Director

Address:	Riverbank House
2 Swan Lane
London EC4R 3UX, England

FX Alliance Equity Holders’ Agreement

IN WITNESS WHEREOF, the Parties have executed this Equity Holders’ Agreement as of the date first above written.

HSBC USA INC.

By:	/s/ A. J. Murphy
Name:	A. J. Murphy
Title:	Exec. Officer

Address:	452 Fifth Avenue
New York, NY 10018

FX Alliance Equity Holders’ Agreement

IN WITNESS WHEREOF, the Parties have executed this Equity Holders’ Agreement as of the date first above written.

LABMORGAN CORPORATION

By:	/s/ Thomas Horn
Name:	Thomas Horn
Title:	Director

Address:	1221 Avenue of the Americas
New York, NY 10020

FX Alliance Equity Holders’ Agreement

IN WITNESS WHEREOF, the Parties have executed this Equity Holders’ Agreement as of the date first above written.

MSDW FIXED INCOME VENTURES INC.

By:	/s/ Philip Newcomb
Name:	Philip Newcomb
Title:	Managing Director

Address:	1585 Broadway
New York, NY 10036

FX Alliance Equity Holders’ Agreement

IN WITNESS WHEREOF, the Parties have executed this Equity Holders’ Agreement as of the date first above written.

ROYAL BANK OF CANADA

By:	/s/ Bryan Osmar
Name:	Bryan Osmar
Title:	Senior Vice President
Royal Bank of Canada

By:	/s/ Mark R Hughes
Name:	Mark R Hughes
Title:	Senior Vice President
Royal Bank of Canada

Address:	Royal Bank Plaza, Trading Floor
200 Bay Street
Toronto, Ontario M5J 215
Canada

FX Alliance Equity Holders’ Agreement

IN WITNESS WHEREOF, the Parties have executed this Equity Holders’ Agreement as of the date first above written.

STANDARD CHARTERED BANK

By:	/s/ Vibhav Panandiker
Name:	Vibhav Panandiker
Title:	Director, Private Equity

Address:	1 Aldermanbury Square
London EC2V 7SB, England

Address for correspondence:
Standard Chartered Bank
Fin Ventures
51 Bras Basah Road
#10-00 Plaza by the Park
Singapore 189554

FX Alliance Equity Holders’ Agreement

IN WITNESS WHEREOF, the Parties have executed this Equity Holders’ Agreement as of the date first above written.

THE BANK OF NEW YORK

By:	/s/ Jorge A. Rodriguez
Name:	Jorge A. Rodriguez
Title:	Managing Director

Address:	32 Old Slip
New York, NY 10286

FX Alliance Equity Holders’ Agreement

IN WITNESS WHEREOF, the Parties have executed this Equity Holders’ Agreement as of the date first above written.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Sohei Sasaki
Name:	Sohei Sasaki
Title:	Managing Director

Address:	7-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo 100-8388
Japan

FX Alliance Equity Holders’ Agreement

IN WITNESS WHEREOF, the Parties have executed this Equity Holders’ Agreement as of the date first above written.

THE GOLDMAN SACHS GROUP, INC.

By:	/s/ Gary Cohn
Name:	Gary Cohn
Title:	Managing Director/Assistant Secretary

Address:	85 Broad Street
New York, NY 10004

FX Alliance Equity Holders’ Agreement

IN WITNESS WHEREOF, the Parties have executed this Equity Holders’ Agreement as of the date first above written.

THE ROYAL BANK OF SCOTLAND plc

By:	/s/ Martin Spurr
Name:	Martin Spurr
Title:	Head of Eventures

Address:	135 Bishopsgate
London, EC2M 3UR, England

FX Alliance Equity Holders’ Agreement

IN WITNESS WHEREOF, the Parties have executed this Equity Holders’ Agreement as of the date first above written.

UBS AG, acting through the Financial Services Group of its London Branch

By:	/s/ Ed Hulina
Name:	Ed Hulina
Title	Managing Director
Foreign Exchange

Address:	Finsbury Avenue
London, ECM 2PP, England

/s/ Andrew Robertson
Andrew Robertson
Managing Director
Foreign Exchange

FX Alliance Equity Holders’ Agreement

IN WITNESS WHEREOF, the Parties have executed this Equity Holders’ Agreement as of the date first above written.

WESTPAC INVESTMENT CAPITAL CORPORATION

By:	/s/ Manuela Adl
Name:	Manuela Adl
Title:	SVP & Chief Operating Officer

Address:	1209 Orange Street
Wilmington, DE 19801

FX Alliance Equity Holders’ Agreement

IN WITNESS WHEREOF, the Parties have executed this Equity Holders’ Agreement as of the date first above written.

/s/ John W. Cooley
John W. Cooley

Address:	7 Crow’s Nest Rd
Bronxville, NY 10708

FX Alliance Equity Holders’ Agreement

IN WITNESS WHEREOF, the Parties have executed this Equity Holders’ Agreement as of the date first above written.

/s/ Michael C. Mendes
Michael C. Mendes

Address:	20 Baldwin Drive
New Providence, NJ 07974

FX Alliance Equity Holders’ Agreement

IN WITNESS WHEREOF, the Parties have executed this Equity Holders’ Agreement as of the date first above written.

/s/ Mark Warms
Mark Warms

Address:	10 Woodland Avenue
Bronxville, NY 10708

With a copy sent to:
1 Tatham Place
Acacia Road
London NW8 6AF UK

FX Alliance Equity Holders’ Agreement

IN WITNESS WHEREOF, the Parties have executed this Equity Holders’ Agreement as of the date first above written.

/s/ Philip Z. Weisberg
Philip Z. Weisberg

Address:	200 East 69th Street, Apartment 20A
New York, NY 10021

FX Alliance Equity Holders’ Agreement

IN WITNESS WHEREOF, the Parties have executed this Equity Holders’ Agreement as of the date first above written.

INVESTORS:

TCV VI, L.P.
a Delaware Limited Partnership

By:	Technology Crossover Management VI, L.L.C.,
Its:	General Partner

By:	/s/ Robert C. Bensky
Name:	Robert C. Bensky
Title:	Attorney in Fact

TCV MEMBER FUND, L.P. a Delaware Limited Partnership

By:	Technology Crossover Management VI, L.L.C.,
Its:	General Partner

By:	/s/ Robert C. Bensky
Name:	Robert C. Bensky
Title:	Attorney in Fact

Address:
Technology Crossover Ventures
750 3rd Avenue, 23rd Floor New York, New York 10017 Attention: Robert Trudeau Phone: (212) 808-0200
Fax: (212) 808-0259

with a copy to:
Technology Crossover Ventures
528 Ramona Street
Palo Alto, California 94301 Attention: Carla Newell Phone: (650) 614-8200 Fax: (650) 614-8222

Equity Holders’ Agreement

Schedule A

List of Common Holders

Banc of America Strategic Investments Corp

BNP-Paribas

Citigroup Technology Inc.

Calyon

Credit Suisse First Boston Next Fund Inc.

The Goldman Sachs Group, Inc.

HSBC USA Inc.

Labmorgan Corporation

MSDW Fixed Income Venture Inc.

The Royal Bank Of Scotland plc

UBS AG, London Branch

The Bank Of Tokyo-Mitsubishi UFJ, Ltd.

Dresdner Bank AG London Branch

Royal Bank Of Canada

Westpac Investment Capital Corp.

Standard Chartered Bank

Philip Z. Weisberg

Schedule A - 1

Schedule B

List of Investors

TCV VI, L.P.

TCV Member Fund, L.P.

Schedule B - 1

Exhibit A

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed by the undersigned (the “Transferee”) pursuant to the terms of that certain Equity Holders’ Agreement dated as of September 29, 2006 (the “Agreement”) by and among the Company and certain of its stockholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Transferee agrees as follows:

a.           Acknowledgment.    Transferee acknowledges that Transferee is acquiring certain shares of the capital stock of the Company (the “Stock”), subject to the terms and conditions of the Agreement.

b.           Agreement.    Transferee (i) agrees that the Stock acquired by Transferee shall be bound by and subject to the terms of the Agreement, and (ii) hereby adopts the Agreement with the same force and effect as if Transferee were originally a Party thereto.

c.           Notice.    Any notice required or permitted by the Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

EXECUTED AND DATED this    day of    , 200    .

TRANSFEREE:

By:
Name and Title

Address:
Fax:

Accepted and Agreed:

COMPANY

By:
Title:

A-1